UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 29, 2012

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 29, 2012, Home Federal Bancorp, Inc. (“Company”) announced that the Company’s Board of Directors declared a regular quarterly cash dividend of $0.06 per share and a special dividend of $0.12 per share.  Shareholders of the Company’s common stock at the closed of business on December 13, 2012 will be entitled to receive the combined cash dividend of $0.18 per share on December 27, 2012.

The news release announcing the quarterly and special cash dividends is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	Press release of Home Federal Bancorp, Inc. dated November 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: November 29, 2012	By: /s/Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial
Officer